UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2010

BSD MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-10783	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South
Salt Lake City, Utah 84119
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 19, 2010, BSD Medical Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report on the issuance and sale of an aggregate of 1,225,000 shares of its common stock and warrants to purchase a total of 918,750 shares of its common stock pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-162080), which became effective on October 1, 2009.  This amendment is being filed solely to amend the Original Form 8-K to include Exhibits 5.1 and 23.1 hereto.  Except as otherwise noted, the Original Form 8-K is unaltered hereby.

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits.

1.1*	Placement Agency Agreement, dated as of August 19, 2010, by and among the Company and Roth Capital Partners, LLC
4.1*	Form of Common Stock Purchase Warrant
5.1	Opinion of Dorsey & Whitney LLP
10.1*	Securities Purchase Agreement, dated as of August 19, 2010, by and between the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)
99.1*	Press Release, dated August 19, 2010

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION
Dated: August 23, 2010	By:	/s/ Dennis P. Gauger
	Name:	Dennis P. Gauger
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1*	Placement Agency Agreement, dated as of August 19, 2010, by and between the Company and Roth Capital Partners, LLC
4.1*	Form of Common Stock Purchase Warrant
5.1	Opinion of Dorsey & Whitney LLP
10.1*	Securities Purchase Agreement, dated as of August 19, 2010, by and among the Company and each of the purchasers identified on the signature pages thereto
23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)
99.1*	Press Release, dated August 19, 2010

* Previously filed.